Exhibit 10.102
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 10 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 10 (SA-10) is entered into as of August         25th         , 2022 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to:
(1)Reflect Customer’s purchase of *** 787-*** Aircraft arising from *** in *** 787-*** Aircraft and *** 787-*** Aircraft, for a total of *** 787-*** Aircraft (*** 787-*** Aircraft) to be added to the Purchase Agreement;
UAL-PA-04815    SA-10    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

(2)Incorporate Customer’s purchase of the *** 787-*** Aircraft into the Purchase Agreement as follows:
a.Addition of a new Aircraft Information Table for the *** 787-*** Aircraft;
b.Addition of an exhibit to reflect the current 787-*** configuration applicable to the *** 787-*** Aircraft;
c.Addition of a supplemental exhibit concerning BFE variables for the *** 787-*** Aircraft;
d.*** of a supplemental exhibit concerning customer support variables for the Boeing model 787 Aircraft;
e.Identification of the economic considerations applicable to the *** 787-*** Aircraft;
f.Expansion of the *** to apply to the *** 787-*** Aircraft;
g.Modification of *** to exclude application to the *** 787-*** Aircraft;
h.Deletion of remaining *** Aircraft information tables due to their ***; and
i.Provision of certain *** rights for the *** 787-*** Aircraft.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-10”).
2.Tables.
Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-10”) is added to the Purchase Agreement to incorporate the *** 787-*** Aircraft.
3.Exhibit and Supplemental Exhibits.
3.a.Exhibit A1 entitled “787-*** Aircraft Configuration (Updated)” (identified by “SA-10”) is added to the Purchase Agreement to update the 787-*** configuration to *** additional 787-*** post-implementation configuration changes applicable to the *** 787-*** Aircraft.
3.b.Supplemental Exhibit BFE1 entitled “BFE Variables 787-*** Aircraft” is deleted in its entirety and replaced with the attached similarly titled “Supplemental Exhibit BFE1” (identified by “SA-10”) to *** the *** 787-*** Aircraft.
3.c.Supplemental Exhibit CS1 entitled “787 Customer Support Document” is deleted in its entirety and replaced with the attached similarly titled Supplemental Exhibit CS1 (identified by “SA-10”) to *** on incorporation of the *** 787-*** Aircraft to the Purchase Agreement.
4.Letter Agreements.
4.a.Letter Agreement No. UAL-PA-04815-LA-1802886R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802886R3 entitled “Special
UAL-PA-04815    SA-10    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Matters” (identified by “SA-10”) to *** applicability of certain economic considerations to the *** 787-*** Aircraft.
4.b.Letter Agreement No. UAL-PA-04815-LA-1802891 entitled “787-***” is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802891 entitled “***” (identified by “SA-10”) to *** its applicability to the *** 787-*** Aircraft.
4.c.Letter Agreement No. UAL-PA-04815-LA-1802895R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802895R4 entitled “*** Matters” (identified by “SA-10”) to *** Customer *** the *** 787-*** Aircraft from ***.
4.d.Attachments A-1 and A-2 to Letter Agreement No. UAL-PA-04815-LA-1802897 entitled “*** Aircraft” are deleted in their entirety.
4.e.Letter Agreement No. UAL-PA-04815-LA- 22004030 entitled “*** Rights for *** 787-*** Aircraft” (identified by “SA-10”) is added to the Purchase Agreement to *** Customer with *** in relation to the *** 787-*** Aircraft.
5.Miscellaneous.
Boeing and Customer agree that *** under this SA-10 and shall be *** this SA-10.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-10    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma. L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-10    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-10
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-8
EXHIBITS
A	787-*** Aircraft Configuration	SA-6
A1	787-*** Aircraft Configuration (Updated)	SA-10
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft	SA-10
BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document	SA-10
EE1.	Engine ***, Engine Warranty ***
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SLP1.	Service Life Policy Components
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885R1	Aircraft Model ***
Attachment A, 787-*** Airframe Pricing of *** Aircraft with ***
Attachment B, 787-*** with ***
Attachment C, 787-*** with ***
LA-1802886R3	Special Matters	SA-10
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891R1	***	SA-10
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895R4	*** Matters	SA-10
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
	Attachment A-1, 787-*** with ***	SA-10
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

	Attachment A-2, 787-*** with ***	SA-10
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325	*** for 787-*** Aircraft	SA-6
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000328	787-***	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366	*** for 787-*** Aircraft	SA-6
LA-2001835R1	Certain Special Matters	SA-8
LA-22004030	*** Rights for *** 787-*** Aircraft	SA-10

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020
Supplemental Agreement No. 7. . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 8 . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 9 . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 10 . . . . . . . . . . .	. . . . . . . . . . . . . . . August 25 , 2022

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
787-*** Aircraft Subject of *** Rights Letter # UAL-PA-04815-LA-22004030
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE) Estimate:				***	3		Base Year Index (ECI):		***
Deposit per Aircraft:				***	4		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

1 Purchased MTOW is *** lbs.
2 ***
3 ***
4 ***
++ Manufacturer Serial Numbers are ***

UAL-PA-04815 APR 119891	Boeing Proprietary	787-*** Table 1: SA-10, Page 1

@PA/EXA#

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A to Purchase Agreement Number 04815 for

787-*** Aircraft with *** (SA-10)

(Updated)

P.A. No. 04815    A    SA-10

BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT
(UPDATED TO CONFIGURATION AT DATE OF EXECUTION OF SA-10)

The Detail Specification is Boeing document entitled Detail specification ***. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and ***. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such ***.

There is ***.

P.A. No. 04815    A    SA-10

BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

*** Number	Title	Price Per Aircraft ***
***	***	***
	TOTAL ***	***
	TOTAL ***	***

P.A. No. 04815    A    SA-10

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number 04815

UAL-PA-04815-BFE1 787-***    SA-10, Page 1
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-*** AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items:

***	***

Customer *** Boeing to complete all necessary actions including, but not limited to, the Initial Technical Coordination Meeting (ITCM).
2.On-dock Dates and Other Information.
Boeing will provide to Customer the BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth *** relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer’s and Boeing’s *** and *** set forth in Exhibit A to the AGTA apply to the BFE requirements in this Supplemental Exhibit BFE1. For planning purposes, the *** Aircraft’s *** BFE *** and the *** for all BFE items are provided below. Such dates are subject to change based on the dates negotiated and agreed to at the ITCM.
The below “Completion Date” represents the *** of the *** by when the specific milestone must be completed to support the BFE *** program.

Customer’s *** Aircraft: BFE *** Class *** and *** Milestones (*** Aircraft Delivery Only)
Milestone	Completion Date	Comments
***	***	***
UAL-PA-04815-BFE1 787-***    SA-10, Page 2
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 04815

Preliminary On-Dock for All BFE Items
(Note: All requirements are set forth below. If a month is listed, then the due date is the *** of the ***. If no date is listed, then there is no requirement.)

	***	***
***	***	***
* ***

3.Additional Delivery Requirements - Import.
Customer will be the importer of record (as defined by U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.
UAL-PA-04815-BFE1 787-***    SA-10, Page 3
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

SUPPLEMENTAL EXHIBIT CS1 to PURCHASE AGREEMENT NUMBER 04815

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials
P. A. No. 04815    CS1 Page 1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING
PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.Boeing Training Programs.
Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.
1.aTo date, Customer has been awarded training points (Training Points) for 787 Aircraft as follows:

PRIOR TO SUPPLEMENTAL AGREEMENT NO. 10 TO THE PURCHASE AGREEMENT	Points Awarded
Purchase Agreement No. 2484	***
Purchase Agreement No. 3860	***
Purchase Agreement No. 4815	***
Total Training Points Awarded to Customer under all 787 Purchase Agreements Prior to ***	***
Less: Training Points Utilized through ***	***
Balance at ***	***
Training Points Awarded for *** 787-*** Aircraft	***
Balance at effective date of Supplemental Agreement No. 10	***
At any time before *** after delivery of Customer’s last Aircraft (Training Program Period) Customer *** Training Points for any of the training courses described on Attachment A at the *** described on Attachment A. At the end of the Training Program Period ***.
2.Training Schedule and Curricula.
3.a.Customer and Boeing will together define and schedule a mutually acceptable plan for the *** programs. At the conclusion of each planning discussion the parties will document Customer’s course selection and training requirements, ***.
3.b.Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within *** of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.
3.Location of Training.
4.a.Boeing will conduct *** at any of its appropriately equipped training facilities. Customer will decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.
P. A. No. 04815    SA-10    Part 1 of CS1, Page 1
BOEING PROPRIETARY

4.b.If requested by Customer, Boeing will conduct training (except *** and courses designated with a *** on Attachment A) at a ***, subject to the following conditions:
3.2.iCustomer will provide acceptable classroom space and training equipment required to present the courses;
3.2.iiCustomer *** Boeing’s *** for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;
3.2.iiiCustomer *** Boeing for *** of *** of training Materials which must be shipped to the alternate training site;
3.2.ivCustomer *** by Boeing and its employees *** Boeing’s providing training at the alternate site or ***; and
3.2.vCustomer ***, if any, which *** of such alternate site.
4.Training Materials.
Training Materials will be provided for each student. Training Materials may be used only for (i) the individual student’s reference during Boeing provided training and for review thereafter and (ii) Customer’s provision of training to individuals directly employed by Customer.
5.Additional Terms and Conditions.
5.aAll training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any *** features selected by Customer from Boeing’s standard catalog of *** features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a *** and other applicable terms and conditions.
5.bAll training will be provided in the English language. If translation is required, Customer will provide interpreters. Customer *** in Boeing’s standard course length to accommodate translation and ***.
5.cCustomer *** of Customer’s personnel. Boeing *** Customer's personnel between their local lodging and Boeing's training facility.
5.dBoeing *** personnel will not be required to work more than *** will be spent in actual flying (Pilot Day). These foregoing restrictions will not apply to ferry flight assistance or revenue service training services, which will be governed by FAA rules and regulations.
5.eNormal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and *** ground support and Aircraft storage in the open, but *** provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for *** at Boeing’s facility in accordance with the *** and the Repair Station Operation and ***. Customer *** if *** is conducted elsewhere. Regardless of the location of such training, Customer *** all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, ***.
5.fIf the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing *** to the Aircraft as promptly as possible. Customer ***. If Boeing’s ***, Boeing and Customer will ***.
5.gIf the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option. Unless otherwise agreed in the flight training
P. A. No. 04815    SA-10    Part 1 of CS1, Page 2
BOEING PROPRIETARY

planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.
5.hIf Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing *** with the flight training. At least *** before flight training, Customer *** against which *** to Customer approximately sixty (60) days after flight training is completed, when all *** have been received and verified. Customer *** to Boeing within *** of the date ***.
5.iIf requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

P. A. No. 04815    SA-10    Part 1 of CS1, Page 3
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 2:    FIELD AND ENGINEERING SUPPORT SERVICES

1.Field Service Representation.
Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).
1.aField service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery *** of the first Aircraft and ending *** after delivery of the last Aircraft covered by a specific purchase agreement.
1.bCustomer will provide, *** to Boeing, suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at the Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. local area network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.
1.cBoeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.
2.Engineering Support Services.
3.a.Boeing will, if requested by Customer, provide technical advisory assistance from the Puget Sound area or a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance provided will include:
i.Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and a suggestion of possible solutions.
ii.Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and a suggestion of possible solutions.
iii.Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and a suggestion of possible solutions.
iv.Analysis and commentary on Customer’s engineering releases relating to structural repairs *** Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.
v.Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.
vi.Maintenance Engineering. Boeing will provide the following Maintenance Engineering support:
2.1.6.1Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s maintenance program resulting from
P. A. No. 04815    SA-10    Part 2 of CS1, Page 1
BOEING PROPRIETARY

minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
2.1.6.2ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
2.1.6.3GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
vii.Flight Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:
1.Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.
2.Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.
3.Assistance with solving operational problems associated with delivery and route-proving flights.
4.Information regarding significant service items relating to Aircraft performance or flight operations.
5.If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.
6.Assistance in developing an Extended Operations (ETOPs) plan for regulatory approval.
7.Flight Operations Services. Boeing will revise, as applicable, flight data, documents and software provided with previously delivered aircraft.
8.Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL).
3.b.Post Delivery/Service Support. Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:
i.Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.
ii.As ***, the insurance provisions of Article 8.2 of the AGTA ***.
iii.The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.
iv.Customer *** Boeing for requested work *** the Boeing warranty, if any.
v.The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.
3.c.Boeing may, at Customer’s request, provide *** other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, ***. Such *** will be subject to ***. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER
P. A. No. 04815    SA-10    Part 2 of CS1, Page 2
BOEING PROPRIETARY

DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. *** any such Aircraft will always remain with Customer.
P. A. No. 04815    SA-10    Part 2 of CS1, Page 3
BOEING PROPRIETARY

787    CUSTOMER SUPPORT DOCUMENT

PART 3:    TECHNICAL INFORMATION AND MATERIALS

1.General.
Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.
Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data; (viii) service bulletin incorporation; and (ix) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components
Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement, Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.
2.Technical Data and Maintenance Information.
Boeing will provide technical data and maintenance information equivalent to that traditionally provided by Boeing to Customer. Boeing (i) will provide such data and information through electronic access or other means, and (ii) reserves the right to change the format of such data and information, both at its sole discretion. Boeing may elect to fulfill this obligation by revising, as applicable, previously provided technical data and maintenance information.
3.Advance Representative Materials.
Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.
4.*** Maintenance Engineering Materials.
All *** Materials will reflect the configuration of each Aircraft as delivered.
5.Revisions.
5.aThe schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.
P. A. No. 04815    SA-10    Part 3 of CS1, Page 1
BOEING PROPRIETARY

5.bIf Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.
6.Supplier Technical Data.
6.aFor supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.
6.bThe provisions of this Article will not be applicable to items of BFE.
6.cPrior to the scheduled *** of the first Aircraft, Boeing will furnish to Customer copies of the documents which identify the terms and conditions of the product support agreements between Boeing and its suppliers Product Support and Assurance Agreements (PSAA).
7.Buyer Furnished Equipment Data.
Boeing will incorporate BFE maintenance information, as applicable, into the configured Materials providing Customer makes the information available to Boeing at least *** prior to the scheduled delivery *** of each Aircraft. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service *** to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format, ATA Spec 2000.
8.Customer’s Shipping Address.
From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer will promptly notify Boeing of any change to that address. Boeing *** of the Materials. Customer is ***.
P. A. No. 04815    SA-10    Part 3 of CS1, Page 2
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 4:    ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist and those conditions would prevent Boeing form performing its services or make the performance of such services impracticable or inadvisable:
1.a labor stoppage or dispute in progress involving Customer;
2.wars or warlike operations, riots or insurrections in the country where the facility is located;
3.any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;
4.the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or
5.the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.
After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

P. A. No. 04815    SA-10    Part 4 of CS1, Page 1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 5:    PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.General.
All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement, or the CSGTA, and except to the extent required by the law.
2.License Grant.
3.a.Boeing grants to Customer a *** license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.
3.b.Customer grants to Boeing a *** license to use and disclose Customer Information *** in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Customer Information in such agreement.
3.Use of Proprietary Materials and Proprietary Information.
Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.
4.Providing of Proprietary Materials to Contractors.
Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.
5.Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
P. A. No. 04815    SA-10    Part 5 of CS1, Page 1
BOEING PROPRIETARY

5.aWhen and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.
In the event of an Aircraft or Aircraft systems-related incident, the Customer *** to Customer Information pertaining to its Aircraft or fleet. ***.

P. A. No. 04815    SA-10    Part 5 of CS1, Page 2
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT
ATTACHMENT A
787 ***
Revision Date ***

***	***	***
***	***	***
* ***

P. A. No. 04815    SA-10    Att. A to CS1, Page1
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802886R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement UAL-PA-04815-LA-1802886R2, dated February 7, 2020, in its entirety.
1.***
1.a.787-***.
In consideration of Customer's purchase of 787-8 Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer *** The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.b.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The*** is subject to the *** as *** at the time of delivery. ***may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
UAL-PA-04815-LA-1802886R3    SA-10
Special Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.c.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.d.***
Boeing *** to Customer a ***.
2.***
3.***
4.***
5.*** for the *** 787-*** Aircraft.
***
6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-1802886R3    SA-10
Special Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

7.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	August , 2022

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802886R3    SA-10
Special Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    Attachment A
Section 4.1 (ii) 787-*** Aircraft ***
***

	***	***
***	***	***
Attachment A to UAL-PA-04815-LA-1802886R3    SA-10
Special Matters    Att. A, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment B
Section 4.2 787-*** Aircraft ***
***

	***	***
***	***	***

Attachment B to UAL-PA-04815-LA-1802886R3    SA-10
Special Matters    Att. B, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802891R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802891 dated February 7, 2020
1.Definitions.
*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.
*** Aircraft will have the meaning specified in Letter Agreement NumberUAL-PA-04815-LA-1802897, as amended, relating to *** Aircraft.
Program Aircraft means each Aircraft specified in each Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any *** Aircraft for which Customer has ***.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for each Program Aircraft shall be determined in accordance with this Letter Agreement.
3.*** Forecast.
Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.
4.***
4.a***
4.1.i***
4.1.ii***
UAL-PA-04815-LA-1802891R1        SA-10
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.1.iii***
4.1.ivIn the event that Boeing *** either the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.
4.bIf Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within ***days of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** Program Aircraft.
i.Within ***days of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such *** Program Aircraft ***, by Customer.
ii.Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.
4.cIn the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.
5.***
6.***
7.***
***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-1802891R1        SA-10
***            Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

UAL-PA-04815-LA-1802891R1        SA-10
***            Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815-LA-1802891R1        SA-10
***            Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August , 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802891R1        SA-10
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A
*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***
Attachment A to UAL-PA-04815-LA-1802891R1    SA-10
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
***

***	***	***	***

Attachment B to UAL-PA-04815-LA-1802891R1    SA-10
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802895R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the AGTA, as the context requires. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802895R3 dated February 26, 2021.
1.***
2.***
3.*** Rights.
3.aCustomer agrees that ***.
3.bIn the event Boeing *** to Boeing pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***.
3.cFor all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.
UAL-PA-04815-LA-1802895R4    SA-10
*** Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802895R4    SA-10
*** Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August , 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802895R4    SA-10
*** Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-22004030
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Rights for *** 787-*** Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.In response to Customer’s ***, Boeing is *** to *** 787-*** aircraft (787-*** Aircraft) specified in Attachment 1 to this Letter Agreement as follows:
1.aIf Customer desires *** of the 787-*** Aircraft, then Customer must provide written notice to Boeing by a date that is *** (Approval Deadline) of its *** of the 787-*** Aircraft (Such notice referred to herein as a *** Notice and the *** 787 Aircraft are defined as the *** 787 Aircraft).
1.1.iIf Customer provides a *** Notice pursuant to Section 1.1 above prior to the Approval Deadline in respect of the *** 787 Aircraft, then with respect to the *** 787 Aircraft:
1.1.1.1The rights and obligations of both parties will *** in respect of *** 787 Aircraft.
1.1.1.2Boeing will *** the *** of *** 787 Aircraft.
1.1.1.3Boeing will *** the 787-*** and *** Customer obligations for (i) *** obligations; (ii) *** at aircraft delivery or (iii) Customer’s *** of Boeing *** and ***.
1.bUnless Customer provides Boeing with a *** Notice by the Approval Deadline:
i.The *** for each 787-*** Aircraft will be due according to the payment schedule included in Attachment 1 to this Letter Agreement; and
ii.Each 787-*** Aircraft shall be deemed a *** 787-*** Aircraft for all purposes of the Purchase Agreement including the Letter Agreement entitled “Special Matters”. The parties will deem Attachment 1 to be a supplement to the Table 1 in effect at the date of this Letter Agreement without further Purchase Agreement revision being required. For administrative convenience, a compilation of Table 1 to the Purchase
UAL-PA-04815-LA-22004030
*** Rights: *** 787-*** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Agreement to formally incorporate the Attachment 1 revisions can be prepared if requested by either party.
2.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-22004030
*** Rights: *** 787-*** Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August 25, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-22004030
*** Rights: *** 787-*** Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment 1 to *** Rights Letter # UAL-PA-04815-LA-22004030
787-*** Aircraft Delivery, Description, Price and *** 787-*** Aircraft
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE) Estimate:				***	3		Base Year Index (ECI):		***
Deposit per Aircraft:				***	4		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

1 Purchased MTOW is *** lbs.
2 ***
3 ***
4 ***
++ Manufacturer Serial Numbers are ***

UAL-PA-04815 APR 119891	Boeing Proprietary	787-*** Table 1: SA-10, Page 1